UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 29

Date of reporting period: February 28, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2021

WESTERN ASSET

SHORT DURATION

MUNICIPAL INCOME FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to generate high current income exempt from regular federal income tax* while preserving capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration Municipal Income Fund for the twelve-month reporting period ended February 28, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2021

*

Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal advisor.

II	Western Asset Short Duration Municipal Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to generate high current income exempt from regular federal income tax while preserving capital. Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions. Municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax. Interest on municipal securities may be subject to the federal alternative minimum tax.

Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund attempts to minimize the volatility in its net asset value (“NAV”)i per share, although there can be no assurance that this will be the case.

The Fund focuses on investment grade bonds (that is, securities rated in the Baa/ BBB categories or above or, if unrated or we deemed to be unrated, that we determined to be of comparable credit quality), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds). Although the Fund may invest in securities of any maturity, we estimate that the Fund will normally maintain a dollar-weighted average effective durationii of three years or less. The Fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments, such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions and other synthetic instruments that are intended to provide economic exposure to the securities or issuers or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationiii) and for other purposes. The Fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of elevated volatility and, overall, posted a modest gain over the twelve-month reporting period ended February 28, 2021. Volatility was driven by a number of factors, including risk aversion as the COVID-19 pandemic escalated, sharply falling and then rising global growth, trade conflicts, inflation concerns, and a number of geopolitical events. Most spread sectors (non-Treasuries) outperformed similar duration Treasuries, especially as the reporting period progressed. This was driven by continued monetary policy accommodation from the Federal Reserve Board (the “Fed”)iv and the rollout of several COVID-19 vaccines which triggered increased investor risk appetite.

Short-term U.S. Treasury yields moved sharply lower, as the Fed held the federal funds ratev in a range between 0.00% and 0.25% for much of the reporting period. The yield for the two-year Treasury note began the period at 0.86% and ended the period at 0.14%. In contrast, long-term U.S. Treasury yields moved sharply higher. Much of this increase occurred late in the reporting period, as positive economic data triggered inflationary concerns and fears that the Fed may remove its monetary policy accommodations sooner than previously anticipated. The yield for the ten-year Treasury began the reporting period at 1.13% and ended the period at 1.44%. The low for the reporting period was 0.52% on August 4, 2020 and the high of 1.54% occurred on February 25, 2021.

The municipal bond market generated a modest gain and lagged its taxable bond counterpart during the twelve-month reporting period. Over that time, the Bloomberg Barclays Municipal Bond Indexvi and the Bloomberg Barclays U.S. Aggregate Indexvii returned 1.06% and 1.38%, respectively. Both the taxable and tax-free markets were negatively impacted by rising long-term interest rates.

Q. How did we respond to these changing market conditions?

A. There were several adjustments to the Fund during the reporting period. We reduced its duration over the period. We increased the Fund’s allocations to the Transportation and Leasing sectors, whereas we pared its exposures to State and Local General Obligation bonds. From a quality perspective, we added to Fund’s exposure to securities rated BBB, while reducing its allocation to securities rated AA. In terms of positioning among states, we increased the Fund’s exposures to Illinois and Connecticut, while reducing the Fund’s allocations to California.

Performance review

For the twelve months ended February 28, 2021, Class A shares of Western Asset Short Duration Municipal Income Fund, excluding sales charges, returned 1.10%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Three-Year Municipal Bond Indexviii, returned 1.81% for the same period. The Lipper Short Municipal Debt Funds Category Averageix returned 0.91% over the same time frame.

2	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of February 28, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short Duration Municipal Income Fund:
Class A	0.57%	1.10%
Class A2	0.54%	1.05%
Class C	0.40%	0.76%
Class I	0.65%	1.45%
Class IS	0.68%	1.32%
Bloomberg Barclays Three-Year Municipal Bond Index	0.33%	1.81%
Lipper Short Municipal Debt Funds Category Average	0.40%	0.91%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended February 28, 2021 for Class A, Class A2, Class C, Class I and Class IS shares were 0.08%, 0.03%, -0.24%, 0.25% and 0.31%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class A2, Class C, Class I and Class IS shares would have been 0.07%, 0.02%, -0.25%, 0.22% and 0.30%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Performance of Class C2 shares for the six-month and twelve-month period is not shown because the inception date for this share class was November 2, 2020.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2020, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 0.55%, 0.64%, 0.91%, 0.43% and 0.36%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	3

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.70% for Class A shares, 0.90% for Class A2 shares, 1.05% for Class C shares, 0.40% for Class I shares and 0.35% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned, or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. This was driven by holdings in the Industrial Revenue and Leasing sectors.

The Fund’s quality biases also contributed to performance. In particular, an overweight to municipal securities rated A was positive for results, as higher rated issues outperformed their lower rated counterparts over the twelve-month reporting period.

In terms of sector positioning, a tactical exposure to Transportation and an underweight to State General Obligation bonds were positive for results.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance was yield curvex positioning. In particular, having an underweight to the two-year portion of the curve was negative for returns over the reporting period.

Looking at sector positioning and security selection, an overweight to Industrial Revenue and our State General Obligation bond holdings were headwinds for performance. Finally, having an overweight to securities rated BBB detracted from returns.

Thank you for your investment in Western Asset Short Duration Municipal Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 15, 2021

4	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. Investing in securities issued by investment companies, including exchange-traded funds (“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	5

Fund overview (cont’d)

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed income investment to a change in interest rates.

iii

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The federal funds rate is the target interest rate set by the Federal Open Market Committee at which commercial banks borrow and lend their excess reserves to each other overnight.

vi	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii	The Bloomberg Barclays Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 28, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 144 funds for the six-month period and among the 142 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[x]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of February 28, 2021 and February 29, 2020. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2020 and held for the six months ended February 28, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.57%	$1,000.00	$1,005.70	0.56%	$2.78	[3]	Class A	5.00%	$1,000.00	$1,022.02	0.56%	$2.81
Class A2	0.54	1,000.00	1,005.40	0.62	3.08	[3]	Class A2	5.00	1,000.00	1,021.72	0.62	3.11
Class C	0.40	1,000.00	1,004.00	0.89	4.42	[3]	Class C	5.00	1,000.00	1,020.38	0.89	4.46
Class C2[4]	0.39	1,000.00	1,003.90	1.06	3.43	[5]	Class C2	5.00	1,000.00	1,012.74	1.06	3.45
Class I	0.65	1,000.00	1,006.50	0.40	1.99	[3]	Class I	5.00	1,000.00	1,022.81	0.40	2.01
Class IS	0.68	1,000.00	1,006.80	0.33	1.64	[3]	Class IS	5.00	1,000.00	1,023.16	0.33	1.66

8	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

[1]	For the six months ended February 28, 2021, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

[4]	For the period November 2, 2020 (inception date) to February 28, 2021.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (118), then divided by 365.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class C2†	Class I	Class IS
Twelve Months Ended 2/28/21	1.10%	1.05%	0.76%	N/A	1.45%	1.32%
Five Years Ended 2/28/21	1.49	1.29	1.15	N/A	1.62	N/A
Ten Years Ended 2/28/21	1.52	N/A	1.16	N/A	1.63	N/A
Inception* through 2/28/21	—	1.18	—	0.39%	—	1.99

With sales charges[2]	Class A	Class A2	Class C	Class C2†	Class I	Class IS
Twelve Months Ended 2/28/21	-1.19%	-1.24%	0.76%	N/A	1.45%	1.32%
Five Years Ended 2/28/21	1.02	0.82	1.15	N/A	1.62	N/A
Ten Years Ended 2/28/21	1.28	N/A	1.16	N/A	1.63	N/A
Inception* through 2/28/21	—	0.79	—	0.39%	—	1.99

Cumulative total returns
Without sales charges[1]
Class A (2/28/11 through 2/28/21)	16.23%
Class A2 (Inception date of 2/27/15 through 2/28/21)	7.31
Class C (2/28/11 through 2/28/21)	12.25
Class C2 (Inception date of 11/2/20 through 2/28/21)	0.39
Class I (2/28/11 through 2/28/21)	17.55
Class IS (Inception date of 9/15/17 through 2/28/21)	7.03

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares each reflect the deduction of the maximum initial sales charge of 2.25%.

†	Not annualized.

*	Inception dates for Class A, A2, C, C2, I and IS shares are March 17, 2003, February 27, 2015, March 18, 2003, November 2, 2020, November 14, 2003 and September 15, 2017, respectively.

10	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short Duration Municipal Income Fund vs. Bloomberg Barclays Three-Year Municipal Bond Index and Lipper Short Municipal Debt Funds Category Average† — February 2011 - February 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short Duration Municipal Income Fund on February 28, 2011, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, through February 28, 2021. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays Three-Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Category Average. The Bloomberg Barclays Three-Year Municipal Bond Index (the “Index”) is a broad measure of the municipal bond market with maturities of approximately three years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Short Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	11

Schedule of investments

February 28, 2021

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 95.8%
Alabama — 1.4%
Black Belt Energy Gas District, AL, Gas Supply Revenue, Series A	4.000%	12/1/23	$5,050,000	$5,481,876	(a)(b)
Southeast Alabama Gas Supply District, Gas Supply Revenue:
LIBOR, Project #2, Series B	0.927%	6/1/24	1,000,000	1,006,980	(a)(b)
Series 2018A	4.000%	6/1/24	700,000	765,933	(a)(b)
SIFMA Index, Project #1, Series C, (SIFMA Municipal Swap Index Yield + 0.650%)	0.680%	4/1/24	5,000,000	5,008,000	(a)(b)
Total Alabama				12,262,789
Alaska — 0.4%
Borough of North Slope, AK, GO, Series A	5.000%	6/30/24	3,515,000	3,568,112
Arizona — 3.6%
Arizona IDA Revenue:
Lincoln South Beltway Project, Series 2020	5.000%	2/1/23	2,250,000	2,441,835
Lincoln South Beltway Project, Series 2020	5.000%	8/1/23	2,500,000	2,766,575
Chandler, AZ, IDA Revenue:
Intel Corp. Project	2.700%	8/14/23	3,510,000	3,688,624	(a)(b)(c)
Intel Corp. Project	5.000%	6/3/24	4,380,000	4,983,257	(a)(b)(c)
Glendale, AZ, Transportation Excise Tax Revenue, Refunding, AGM	5.000%	7/1/28	5,180,000	6,119,134
Maricopa County, AZ, IDA Revenue:
Banner Health Obligation, Series B, Refunding	0.410%	10/18/22	2,365,000	2,361,287	(a)(b)
Solid Waste Disposal, Waste Management Inc. Project	3.375%	6/3/24	4,965,000	5,001,543	(a)(b)(c)
State of Arizona Lottery Revenue, Refunding	5.000%	7/1/23	3,500,000	3,882,550
Total Arizona				31,244,805
California — 1.9%
Anaheim, CA, Public Financing Authority Revenue, Series C, AGM	0.000%	9/1/23	5,350,000	5,266,700
California State Infrastructure & Economic Development Bank Revenue:
California Academy of Sciences, Refunding, (1 mo. USD LIBOR x 0.700 + 0.380%)	0.460%	8/1/21	1,750,000	1,749,948	(a)(b)
Los Angeles County Museum of Art, Series B, Refunding	0.730%	6/1/26	1,500,000	1,513,545	(a)(b)
California State MFA Revenue, Waste Management Inc. Project, Series A	1.300%	2/3/25	1,600,000	1,641,440	(a)(b)(d)

See Notes to Financial Statements.

12	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
California State Public Works Board Revenue, Various Capital Projects, Series H, Refunding	5.000%	12/1/24	$1,500,000	$1,750,095
Long Beach, CA, Harbor Revenue, Series B, Refunding	5.000%	5/15/23	2,000,000	2,191,480	(c)
Stockton, CA, PFA Wastewater Revenue, BAN, Series 2019	1.400%	6/1/22	750,000	751,830
Tobacco Securitization Authority of Southern California Revenue:
Asset Backed Refunding, San Diego County Tobacco Asset Securitization Corporation, Class 1, Series A	5.000%	6/1/21	1,000,000	1,011,530
Asset Backed Refunding, San Diego County Tobacco Asset Securitization Corporation, Class 1, Series A	5.000%	6/1/23	700,000	771,106
Total California				16,647,674
Colorado — 2.7%
Adams and Arapahoe Counties, CO, Joint School District #28, GO, State Aid Withholding, Joint Refunding	5.000%	12/1/26	6,135,000	6,637,641
City & County of Denver, CO, Airport System Revenue:
Series A, Refunding	5.000%	11/15/24	6,250,000	6,740,437	(c)
Series D, Refunding	5.000%	11/15/22	2,500,000	2,698,525	(a)(b)
Subordinated, Series A	5.500%	11/15/27	2,480,000	2,800,094	(c)
Colorado State Health Facilities Authority Revenue, Commonspirit Health Initiatives, Series B-1, Refunding	5.000%	8/1/25	3,775,000	4,336,795	(a)(b)
Total Colorado				23,213,492
Connecticut — 7.2%
Bridgeport, CT, GO:
Series D, AGM, Prerefunded	5.000%	8/15/21	285,000	291,227	(e)
Series D, AGM, Prerefunded	5.000%	8/15/22	355,000	379,815	(e)
Series D, AGM, Unrefunded	5.000%	8/15/21	715,000	729,629
Series D, AGM, Unrefunded	5.000%	8/15/22	885,000	942,569
Connecticut State Health & Educational Facilities Authority Revenue, Series B, Refunding	5.000%	7/1/29	2,990,000	3,941,896
Connecticut State Housing Finance Authority Revenue, Housing Mortgage Finance Program, Series A-3	0.600%	11/15/26	850,000	833,935

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	13

Schedule of investments (cont’d)

February 28, 2021

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Connecticut — continued
Connecticut State, GO:
Series A	0.930%	3/1/23	$1,600,000	$1,612,992	(b)
Series A	3.000%	1/15/24	1,250,000	1,340,363
Series A	0.980%	3/1/24	2,225,000	2,252,790	(b)
Series A	5.000%	1/15/27	105,000	129,616
Series B	5.000%	4/15/25	2,520,000	2,646,202
Series C	5.000%	6/15/23	855,000	945,733
Series E	5.000%	9/15/23	4,510,000	4,828,541
Series E	5.000%	9/15/26	4,630,000	4,941,692
Series E	5.000%	8/1/28	5,065,000	5,972,648
SIFMA Index, Series B, (SIFMA Municipal Swap Index Yield + 1.050%)	1.080%	3/1/23	4,325,000	4,373,008	(b)
Connecticut State, Special Tax Revenue:
Series A, Transportation Infrastructure Purpose	5.000%	9/1/29	5,250,000	6,384,367
Series A, Transportation Infrastructure Purpose	5.000%	9/1/31	7,265,000	8,315,228
Series B, Transportation Infrastructure Purpose	5.000%	1/1/24	3,655,000	3,967,576
Series B, Transportation Infrastructure Purpose	5.000%	1/1/25	5,440,000	5,903,107
New Haven, CT, GO, Series A, AGM	5.000%	8/1/25	1,200,000	1,413,192
Total Connecticut				62,146,126
Delaware — 0.1%
Delaware State EDA Revenue, Delmarva Power & Light Co. Project, Series A, Refunding	1.050%	7/1/25	1,000,000	1,015,010	(a)(b)
District of Columbia — 0.4%
District of Columbia, GO, Series D	5.000%	6/1/32	2,640,000	3,232,258
Florida — 2.1%
Broward County, FL, Airport System Revenue, Series P-1, Refunding	5.000%	10/1/23	1,325,000	1,419,552	(c)
Broward County, FL, Port Facilities Revenue:
Series B, Refunding	5.000%	9/1/22	2,010,000	2,056,692	(c)(f)
Series B, Refunding	5.000%	9/1/22	990,000	1,008,444	(c)
Florida State Municipal Power Agency Revenue, St. Lucie Project, Series A, Refunding	5.000%	10/1/26	1,340,000	1,431,589
Jacksonville, FL, Revenue:
Series 2012, Sales Tax Refunding	5.000%	10/1/27	3,540,000	3,794,951
Series 2014, Refunding	5.000%	10/1/27	1,000,000	1,154,430
Series B, Refunding	5.000%	10/1/23	1,000,000	1,118,560

See Notes to Financial Statements.

14	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Series B, Refunding	5.000%	10/1/24	$2,430,000	$2,809,007
Okeechobee County, FL, Revenue, Disposal Waste Management Landfill	1.550%	7/1/21	2,200,000	2,210,098	(a)(b)
Saint Johns County, FL, School Board, COP, Refunding	5.000%	7/1/21	1,500,000	1,524,240
Total Florida				18,527,563
Georgia — 0.5%
Atlanta, GA, Airport Passenger Facility Charge, General Revenue, Subordinate Lien, Series A, Refunding	5.000%	1/1/26	3,000,000	3,379,260
Monroe County, GA, Development Authority, PCR, Georgia Power Co. Plant Scherer Project	2.250%	7/1/25	1,000,000	1,029,160
Total Georgia				4,408,420
Hawaii — 0.8%
Hawaii State Airports System Revenue:
Refunding	5.000%	7/1/23	2,850,000	2,904,378	(c)
Refunding	5.000%	7/1/24	2,185,000	2,218,736	(c)(f)
Refunding	5.000%	7/1/24	1,740,000	1,774,487	(c)
Total Hawaii				6,897,601
Illinois — 10.2%
Chicago, IL, Board of Education Unlimited Tax, GO, Dedicated Revenues, Series B, Refunding	5.000%	12/1/22	500,000	535,090
Chicago, IL, O’Hare International Airport Revenue:
General, Senior Lien, Series A, Refunding	5.000%	1/1/25	4,035,000	4,191,477	(c)(f)
General, Senior Lien, Series A, Refunding	5.000%	1/1/27	3,000,000	3,472,710	(c)
General, Senior Lien, Series B, Refunding	5.000%	1/1/25	3,000,000	3,116,340	(c)(f)
General, Senior Lien, Series B, Refunding	5.000%	1/1/26	5,190,000	5,618,850
General, Senior Lien, Series D, Refunding	5.000%	1/1/22	1,600,000	1,662,192	(c)
Series C, Refunding	5.000%	1/1/23	1,035,000	1,121,940	(c)
Chicago, IL, Park District, GO:
Limited Tax, Series B, Refunding	5.000%	1/1/25	3,490,000	3,850,377
Series C, Refunding	5.000%	1/1/24	2,750,000	2,839,623
Chicago, IL, Waterworks Revenue:
Second Lien, Refunding	5.000%	11/1/21	1,230,000	1,266,802
Second Lien, Refunding	5.000%	11/1/21	1,425,000	1,467,636
Cook County, IL, School District No. 87 Berkeley, GO, AGM	5.000%	12/1/25	500,000	600,210	(g)
Illinois State Finance Authority Revenue:
Series 2019, Refunding	0.578%	9/1/22	4,730,000	4,709,756	(a)(b)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	15

Schedule of investments (cont’d)

February 28, 2021

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Series B	5.000%	11/15/26	$4,500,000	$5,387,400	(a)(b)
Illinois State, GO:
Series 2012, Refunding	5.000%	8/1/24	2,515,000	2,640,222
Series 2016	5.000%	11/1/23	2,905,000	3,184,054
Series D	5.000%	11/1/21	21,550,000	22,127,324
Series D	5.000%	11/1/27	3,090,000	3,600,252
Sales Tax Securitization Corp. Revenue:
Second Lien, Series A	5.000%	1/1/25	2,065,000	2,374,337
Series A	5.000%	1/1/26	6,525,000	7,709,287
University of Illinois Revenue:
Auxiliary Facilities System, Series A, Refunding	5.000%	4/1/23	4,000,000	4,360,440
Auxiliary Facilities System, Series C, Refunding	5.000%	4/1/26	2,060,000	2,113,663
Total Illinois				87,949,982
Indiana — 4.1%
Indiana State Finance Authority Health System Revenue, Indiana University Health, Series B	2.250%	7/1/25	1,320,000	1,391,175	(a)(b)
Indiana State Municipal Power Agency Revenue, Series A, Refunding	5.000%	1/1/32	2,535,000	2,902,955
Indianapolis, IN, Department of Public Utilities Gas Utility Revenue, Second Lien, Series A, Refunding	5.000%	8/15/24	2,000,000	2,307,360
Indianapolis, IN, Local Public Improvement Bond Bank, Indianapolis Airport Authority Project, Revenue, Series D, Refunding	5.000%	1/1/26	2,800,000	3,329,984	(c)
Whiting, IN, Environmental Facilities Revenue:
BP Products North America Inc. Project	5.000%	11/1/22	6,000,000	6,449,940	(a)(b)(c)
BP Products North America Inc. Project, Refunding	5.000%	6/5/26	15,660,000	19,103,164	(a)(b)(c)
Total Indiana				35,484,578
Iowa — 0.1%
Iowa State Finance Authority Midwestern Disaster Area Revenue, Iowa Fertilizer Company Project, Refunding	3.125%	12/1/22	500,000	509,950
Kansas — 2.3%
Kansas State Department of Transportation Highway Revenue:
Series B	5.000%	9/1/26	2,575,000	3,069,915

See Notes to Financial Statements.

16	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Kansas — continued
Series C-2	0.431%	9/1/22	$2,750,000	$2,755,253	(b)
Series C-3	0.481%	9/1/23	13,750,000	13,777,637	(b)
Total Kansas				19,602,805
Kentucky — 4.9%
Ashland, KY:
Ashland Hospital Corp., Revenue, Refunding	5.000%	2/1/23	600,000	639,498
Ashland Hospital Corp., Revenue, Refunding	5.000%	2/1/24	575,000	629,993
Carroll County, KY, Environmental Facilities Revenue, Kentucky Utilities Co. Project, Series A, Refunding	1.200%	6/1/21	5,250,000	5,261,130	(a)(b)(c)
Kentucky Asset Liability Commission, Revenue:
Series B, Refunding, NATL	0.657%	11/1/21	3,440,000	3,434,977	(b)
Series B, Refunding, NATL	0.687%	11/1/25	1,755,000	1,730,834	(b)
Kentucky State PEA, Gas Supply Revenue:
Series A	4.000%	6/1/26	2,000,000	2,289,460	(a)(b)
Series C	4.000%	6/1/25	14,740,000	16,519,855	(a)(b)
Louisville & Jefferson County, KY, Metropolitan Government, PCR, Series A, Refunding	1.850%	4/1/21	2,500,000	2,503,125	(a)(b)
Louisville/Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc., Series C	5.000%	10/1/26	2,000,000	2,439,860	(a)(b)
Mercer County, KY, Kentucky Utilities Co. Project, Revenue, Series A, Refunding	1.300%	5/1/23	6,900,000	7,024,269	(c)
Total Kentucky				42,473,001
Louisiana — 1.2%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, East Baton Rouge Sewerage Commission Project, Series B, Refunding	0.875%	2/1/25	4,000,000	3,944,160	(a)(b)
Louisiana State Offshore Terminal Authority Revenue, Deep Water Port Bonds, Series C	1.650%	12/1/23	3,450,000	3,499,576	(a)(b)
St. John the Baptist Parish, LA, State Revenue:
Marathon Oil Corp. Project, Refunding	2.125%	7/1/24	1,750,000	1,788,833	(a)(b)
Marathon Oil Corp. Project, Refunding	2.200%	7/1/26	1,400,000	1,438,402	(a)(b)
Total Louisiana				10,670,971
Maryland — 0.2%
Maryland State, GO, Series B, Refunding	5.000%	8/1/27	1,350,000	1,708,182
Massachusetts — 1.0%
Massachusetts State DFA Revenue, Wellforce Issue, Series A	5.000%	7/1/22	400,000	421,364

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	17

Schedule of investments (cont’d)

February 28, 2021

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — continued
Massachusetts State Port Authority Revenue:
Series C	5.000%	7/1/25	$3,935,000	$4,641,057	(c)
Series C	5.000%	7/1/26	2,575,000	3,125,381	(c)
Total Massachusetts				8,187,802
Michigan — 1.8%
Avondale School District, MI, GO, Series A, Refunding	5.000%	5/1/27	2,000,000	2,501,480
Hazel School District, MI, GO:
Refunding, Q-SBLF	4.000%	5/1/25	2,620,000	2,960,181
Refunding, Q-SBLF	4.000%	5/1/26	1,405,000	1,622,311
Refunding, Q-SBLF	4.000%	5/1/27	1,460,000	1,715,456
Refunding, Q-SBLF	4.000%	5/1/29	1,580,000	1,900,614
Wayne County, MI, Airport Authority Airport Revenue, Series A, Refunding	5.000%	12/1/22	4,645,000	4,803,859	(c)
Total Michigan				15,503,901
Mississippi — 0.1%
Mississippi State Development Bank Revenue, Jackson Infrastructure Project	5.000%	9/1/25	500,000	587,860
Montana — 0.2%
Montana State Board of Regents Higher Education Revenue, Montana State University, Series F, Refunding	0.480%	9/1/23	1,800,000	1,809,774	(a)(b)
Nebraska — 0.7%
Nebraska Public Power District Revenue, Series A	0.600%	7/1/23	5,000,000	4,975,050	(a)(b)
Washington County, NE, Wastewater and Solid Waste Disposal Facilities Revenue, Cargill Incorporated Project, Refunding	0.900%	9/1/25	1,200,000	1,205,556	(a)(b)(c)
Total Nebraska				6,180,606
Nevada — 0.1%
Sparks, NV, Tourism Improvement, Senior Sales Tax Anticipation Revenue, Series A, Refunding	2.500%	6/15/24	1,075,000	1,084,524	(d)
New Jersey — 7.9%
New Jersey State EDA Revenue:
Motor Vehicle Surcharges Subordinate, Series A, BAM, Refunding	5.000%	7/1/27	5,450,000	6,690,911
Natural Gas Facilities Revenue, Series C, Refunding	2.450%	4/1/26	2,250,000	2,359,193	(a)(c)

See Notes to Financial Statements.

18	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
School Facilities Construction, Refunding, State Appropriations, (SIFMA Municipal Swap Index Yield + 1.550%)	1.580%	9/1/27	$1,600,000	$1,601,600	(b)
School Facilities Construction, Series GG, Refunding	5.250%	9/1/26	4,430,000	4,430,000
School Facilities Construction, Series NN, Refunding	5.000%	3/1/22	1,980,000	2,071,377
New Jersey State Transportation Trust Fund Authority Revenue:
Series AA	5.000%	6/15/26	5,725,000	6,245,689
Transportation Program Notes, Series BB-2, (SIFMA Municipal Swap Index Yield + 1.200%)	1.230%	12/15/21	15,950,000	15,966,747	(a)(b)
Transportation System, Series A, AGM, Refunding	5.250%	12/15/23	3,500,000	3,960,320
Transportation System, Series A, Refunding	5.000%	12/15/23	1,970,000	2,203,918
New Jersey State Turnpike Authority Revenue:
Series C-4, Refunding	0.781%	1/1/24	4,000,000	4,012,760	(b)
Series D-1, Refunding	0.781%	1/1/24	12,250,000	12,289,077	(b)
Series D-3, Refunding	0.681%	1/1/23	2,500,000	2,504,250	(b)
Orange Township, NJ, GO:
AGM, State Aid Withholding, Refunding	4.000%	12/1/23	856,000	935,248
AGM, State Aid Withholding, Refunding	4.000%	12/1/24	925,000	1,033,225
Trenton, NJ, GO, Series 2020, AGM, State Aid Withholding	2.000%	7/15/31	1,455,000	1,450,213
Total New Jersey				67,754,528
New Mexico — 1.0%
Farmington, NM, PCR:
Public Service Co. of New Mexico, Refunding	1.875%	10/1/21	5,390,000	5,439,534	(a)(b)
Public Service Co. of New Mexico, Refunding	1.100%	6/1/23	3,000,000	3,021,210	(a)(b)
Total New Mexico				8,460,744
New York — 9.8%
Long Island, NY, Power Authority Electric System Revenue:
LIBOR Floating Rate, Series C, Refunding, (1mo. USD LIBOR x 0.700 + 0.750%)	0.831%	10/1/23	4,000,000	4,004,680	(a)(b)
LIBOR Floating Rate, Series C, Refunding, (1mo. USD LIBOR x 0.700 + 0.750%)	0.831%	10/1/23	4,500,000	4,505,265	(a)(b)
Series B, Refunding	1.650%	9/1/24	3,160,000	3,269,399	(a)(b)
Series B, Refunding	0.850%	9/1/25	6,400,000	6,378,944	(a)(b)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	19

Schedule of investments (cont’d)

February 28, 2021

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
MTA, NY, Transportation Revenue:
Series B-2A, BAN	5.000%	5/15/21	$1,255,000	$1,266,006
Subseries D-2, (SIFMA Municipal Swap Index Yield + 0.450%)	0.480%	11/15/22	5,500,000	5,456,990	(a)(b)
New York City, NY, TFA Revenue Future Tax Secured:
Subordinated, Series A, Refunding	5.000%	11/1/26	135,000	166,788
Subordinated, Subseries B-1	5.000%	8/1/28	2,865,000	3,292,487
New York City, NY, Transportation Development Corp. Revenue:
John F. Kennedy International Airport Project, Series A, Refunding	5.000%	12/1/23	770,000	850,873	(c)
John F. Kennedy International Airport Project, Series A, Refunding	5.000%	12/1/24	2,500,000	2,848,750	(c)
John F. Kennedy International Airport Project, Series C, Refunding	5.000%	12/1/22	900,000	971,100
John F. Kennedy International Airport Project, Series C, Refunding	5.000%	12/1/23	1,000,000	1,116,580
John F. Kennedy International Airport Project, Series C, Refunding	5.000%	12/1/24	750,000	860,273
New York State Dormitory Authority Revenue, Series A	5.000%	2/15/27	3,000,000	3,397,020
New York State Thruway Authority Revenue:
Series K, Refunding	5.000%	1/1/28	4,935,000	5,730,868
Series K, Refunding	5.000%	1/1/30	2,700,000	3,126,546
New York State Urban Development Corp. Revenue, Series A	5.000%	3/15/25	6,000,000	6,570,960
Port Authority of New York & New Jersey
Revenue:
Consolidated Series 169	5.000%	10/15/24	5,985,000	6,160,480	(c)
Consolidated Series 177	5.000%	7/15/22	2,825,000	3,007,523	(c)
Consolidated Series 184	5.000%	9/1/25	1,500,000	1,729,185
Consolidated Series 195	5.000%	10/1/25	3,260,000	3,883,768	(c)
Consolidated Series 207	5.000%	9/15/25	10,230,000	12,170,938	(c)
Consolidated Series 207	5.000%	9/15/32	300,000	364,671	(c)
Triborough Bridge & Tunnel Authority Revenue, NY, Series B, Refunding	5.000%	11/15/24	3,000,000	3,240,240
Total New York				84,370,334

See Notes to Financial Statements.

20	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
North Carolina — 1.8%
North Carolina State HFA Revenue, Series A, Refunding	2.000%	1/1/22	$1,740,000	$1,762,481	(c)
North Carolina State Medical Care Commission Hospital Revenue, CaroMont Health, Series B	5.000%	2/1/26	1,200,000	1,449,660	(a)(b)
North Carolina State Turnpike Authority Revenue:
Anticipation Notes	5.000%	2/1/24	6,000,000	6,777,120
Senior Lien, Refunding	5.000%	1/1/22	1,100,000	1,140,315
Senior Lien, Refunding	5.000%	1/1/23	800,000	863,672
Senior Lien, Refunding	5.000%	1/1/25	550,000	637,340
University of North Carolina at Chapel Hill, General Revenue, Series A, Refunding	0.427%	12/1/21	3,000,000	3,001,920	(a)(b)
Total North Carolina				15,632,508
Ohio — 0.8%
American Municipal Power Inc., OH, Revenue, Prairie State Energy Campus Project, Series A, Refunding	2.300%	2/15/22	600,000	603,972	(a)(b)
Ohio State Air Quality Development Authority Revenue, American Electric Company Project, Series D, Refunding	2.100%	10/1/24	3,500,000	3,639,615	(a)(b)(c)
Ohio State Higher Educational Facility Revenue, Series A, Refunding	0.501%	4/1/22	1,250,000	1,249,775	(a)(b)
Ohio State Water Development Authority Revenue, Waste Management Inc. Project	1.550%	7/1/21	1,800,000	1,807,434
Total Ohio				7,300,796
Oklahoma — 1.5%
Oklahoma State Development Finance Authority Revenue, Gilcrease Expressway West Project, Series A	1.625%	7/6/23	12,880,000	12,903,957	(c)
Pennsylvania — 6.9%
Commonwealth of Pennsylvania:
GO, Refunding	5.000%	8/15/25	140,000	166,750
GO, Series 2014	5.000%	6/15/24	635,000	729,069
GO, Series 2016	5.000%	9/15/28	2,050,000	2,517,707
GO, Series D	3.250%	8/15/26	7,080,000	7,856,747
General Authority of Southcentral Pennsylvania, Series B	0.630%	6/1/24	1,500,000	1,504,785	(a)(b)
Lehigh County, PA, IDA Revenue:
PPL Electric Utilities Corp., Refunding	1.800%	8/15/22	3,550,000	3,623,485	(a)(b)
PPL Electric Utilities Corp., Refunding	1.800%	9/1/22	8,825,000	9,013,237	(a)(b)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	21

Schedule of investments (cont’d)

February 28, 2021

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Pennsylvania State Economic Development Financing Authority:
Sewage Sludge Disposal Revenue, Philadelphia Biosolids Facility Project	3.000%	1/1/24	$865,000	$915,222
Sewage Sludge Disposal Revenue, Philadelphia Biosolids Facility Project	4.000%	1/1/26	1,220,000	1,378,100
Solid Waste Disposal Revenue, Waste Management Inc. Project	2.150%	7/1/24	1,200,000	1,260,420	(a)(b)(c)
Solid Waste Disposal Revenue, Waste Management Inc. Project, Series A	1.750%	8/1/24	3,250,000	3,364,887	(a)(b)(c)
Waste Management Inc. Project, Series A	2.625%	11/1/21	500,000	507,470	(c)
Pennsylvania State Turnpike Commission Revenue:
Series A-1, Refunding, (SIFMA Municipal Swap Index Yield + 0.600%)	0.630%	12/1/23	2,000,000	2,010,540	(b)
Series A-2, Refunding	5.000%	12/1/24	3,745,000	4,378,542
Series B, Refunding, (SIFMA Municipal Swap Index Yield + 0.700%)	0.730%	12/1/23	13,500,000	13,564,395	(b)
Series B-1, Refunding, (SIFMA Municipal Swap Index Yield + 0.980%)	1.010%	12/1/21	5,300,000	5,309,169	(b)
Philadelphia, PA, Gas Works Co., Revenue, 1998 General Ordinance, Refunding	5.000%	10/1/21	1,000,000	1,027,420
Total Pennsylvania				59,127,945
South Carolina — 4.6%
Patriots Energy Group Financing Agency Gas Supply Revenue, Series A, LIQ - Royal Bank of Canada	4.000%	2/1/24	15,110,000	16,496,342	(a)(b)
South Carolina State Transportation Infrastructure Bank, Series B, Reoffering Revenue, Refunding	0.527%	10/1/22	23,475,000	23,492,841	(a)(b)
Total South Carolina				39,989,183
Tennessee — 1.8%
Tennessee State Energy Acquisition Corp., Gas Revenue, Project, Series A	4.000%	5/1/23	5,215,000	5,568,421	(a)(b)
Tennessee State Energy Acquisition Corp., Natural Gas Revenue, Series 2018	4.000%	11/1/25	8,415,000	9,552,287	(a)(b)
Total Tennessee				15,120,708
Texas — 7.2%
Dallas County, TX, Hospital District, GO, Limited Tax, Refunding	5.000%	8/15/22	350,000	373,828

See Notes to Financial Statements.

22	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Dallas-Fort Worth, TX, International Airport Revenue, Series D, Refunding	5.250%	11/1/23	$2,250,000	$2,324,115
DeSoto, TX, ISD, GO, Refunding, PSF - GTD	0.000%	8/15/26	580,000	553,761
Fort Bend, TX, ISD, GO, Series B, Refunding, PSF - GTD	0.875%	8/1/25	1,500,000	1,499,895	(a)(b)
Grapevine-Colleyville, TX, ISD, GO, PSF - GTD	5.000%	8/15/28	2,000,000	2,372,440
Harlandale, TX, ISD, GO, Refunding, PSF - GTD	0.750%	8/15/25	2,900,000	2,900,986	(a)(b)
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Hospital, Memorial Hermann Health System, Refunding, (SIFMA Municipal Swap Index Yield + 0.830%)	0.860%	6/1/21	3,710,000	3,713,265	(b)
Houston, TX, Combined Utility System Revenue, First Lien, Series C, Refunding	0.442%	8/1/21	6,170,000	6,170,308	(a)(b)
Katy, TX, ISD, GO, Series C, Refunding, PSF - GTD	0.352%	8/16/21	1,050,000	1,050,010	(a)(b)
Matagorda County, TX, Navigation District No. 1, PCR, Central Power & Light, Refunding	0.900%	9/1/23	1,750,000	1,750,315	(a)(b)(c)
North Texas, TX, Tollway Authority Revenue:
Series A, Refunding	5.000%	1/1/27	6,155,000	6,921,975
Series A, Refunding	5.000%	1/1/30	1,000,000	1,157,160
Northside, TX, ISD, GO, Refunding, PSF - GTD	1.600%	8/1/24	2,860,000	2,944,770	(a)(b)
Pasadena, TX, ISD, GO, Series B, PSF - GTD	1.500%	8/15/24	4,775,000	4,924,171	(a)(b)
San Antonio, TX, Electric and Gas Revenue:
Junior Lien	2.750%	12/1/22	2,500,000	2,609,775	(a)(b)
Junior Lien	1.750%	12/1/25	4,100,000	4,248,010	(a)(b)
San Felipe Del Rio, TX, Consolidated ISD, GO,
Refunding, PSF - GTD	0.000%	8/15/27	1,315,000	1,211,915
Sherman, TX, ISD:
GO, Series B, PSF - GTD	2.000%	8/1/23	3,515,000	3,647,375	(a)(b)
GO, Series B, PSF - GTD	2.000%	8/1/48	485,000	504,221	(b)(f)
Texas State:
Municipal Gas Acquisition and Supply Corp., Refunding	5.000%	12/15/27	3,750,000	4,652,137
Municipal Gas Acquisition and Supply Corp., Series B	0.845%	12/15/26	2,750,000	2,757,865	(b)
Texas State Water Development Board Revenue, Water Implementation, Series A	5.000%	10/15/30	2,905,000	3,480,974
Total Texas				61,769,271

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	23

Schedule of investments (cont’d)

February 28, 2021

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Virginia — 0.9%
Halifax County, VA, IDA Revenue, Virginia Electric and Power Company Project, Series A	0.450%	4/1/22	$1,000,000	$1,000,110	(a)(b)
Henry County, VA, IDA, Grant Revenue Anticipation Notes, Series B	2.000%	11/1/23	1,020,000	1,029,455
Louisa, VA, IDA, PCR, Series A, Refunding	1.900%	6/1/23	1,000,000	1,025,000	(a)(b)
Wise County, VA, IDA, Solid Waste & Sewage Disposal Revenue, Virginia Electric & Power Co., Series 2009 A	0.750%	9/2/25	2,500,000	2,478,550	(a)(b)
York County, VA, PCR, Virginia Electric & Power, EDA, Series A, Refunding	1.900%	6/1/23	2,000,000	2,049,800	(a)(b)
Total Virginia				7,582,915
Washington — 1.9%
Port of Seattle, WA, Special Facility Revenue:
Intermediate Lien, Series D	5.000%	5/1/24	3,500,000	3,959,865	(c)
Refunding	5.000%	6/1/23	1,085,000	1,186,751	(c)
Seattle, WA, Municipal Light & Power Revenue:
Series C-1, Refunding, (SIFMA Municipal Swap Index Yield + 0.490%)	0.520%	11/1/23	3,000,000	3,010,890	(a)(b)
Series C-2, (SIFMA Municipal Swap Index Yield + 0.490%)	0.520%	11/1/23	3,360,000	3,372,197	(a)(b)
Washington State Health Care Facilities Authority Revenue, Fred Hutchinson Cancer Research Centre, Refunding, (1 mo. USD LIBORx 0.670 + 1.100%)	1.179%	7/1/22	5,000,000	5,023,000	(a)(b)
Washington State Motor Vehicle Fuel Tax, GO, Series R-2012D, Refunding	4.000%	7/1/27	170,000	177,733
Total Washington				16,730,436
West Virginia — 0.6%
Harrison County, WV, Solid Waste Disposal Revenue, Monongahela Power, Series A, Refunding	3.000%	10/15/21	5,250,000	5,308,485	(a)(b)(c)
Wisconsin — 1.1%
Public Finance Authority, WI, Solid Waste Disposal Revenue, Waste Management Inc. Project, Refunding	2.000%	6/1/21	9,845,000	9,888,515	(a)(b)(c)
Total Municipal Bonds (Cost — $812,189,351)				826,858,111

See Notes to Financial Statements.

24	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (h) — 0.6%
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, M012 A1A1	1.600%	8/15/51	$3,418,870	$3,464,786
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, M012 A1A2	1.600%	8/15/51	2,051,322	2,078,071
Total Collateralized Mortgage Obligations (Cost — $5,470,192)				5,542,857
Total Investments before Short-Term Investments (Cost — $817,659,543)				832,400,968
Short-Term Investments — 2.6%
Municipal Bonds — 2.6%
Alabama — 0.1%
Mobile County, AL, IDA Revenue, ExxonMobil Project, Refunding	0.010%	7/15/32	800,000	800,000	(i)(j)
Idaho — 0.1%
Idaho State Health Facilities Authority Revenue, St. Luke’s Health System, Series C, Refunding, LOC - U.S. Bank N.A.	0.010%	3/1/48	900,000	900,000	(i)(j)
Illinois — 0.1%
Chicago, IL, Board of Education Unlimited Tax, GO, Dedicated Revenues, Series B, Refunding	5.000%	12/1/21	400,000	412,700
Massachusetts — 0.5%
Quincy, MA, GO, BAN, Refunding	1.500%	1/14/22	4,000,000	4,047,240
Michigan — 0.1%
Michigan State Finance Authority Revenue, Series A-2, State Aid Withholding, LOC - JPMorgan Chase & Co.	4.000%	8/20/21	1,000,000	1,018,010
Mississippi — 0.1%
Mississippi State Business Finance Corp., Gulf Opportunity Zone, IDR, Chevron USA Inc. Project, Series L	0.010%	11/1/35	1,000,000	1,000,000	(i)(j)
Missouri — 0.0%††
Missouri State HEFA Revenue, St. Louis University, Series B, LOC - U.S. Bank N.A.	0.010%	10/1/24	300,000	300,000	(i)(j)
New Jersey — 0.0%††
New Jersey State Health Care Facilities Financing Authority Revenue, Meridian Health System Obligated Group Issue, Series A, LOC - TD Bank N.A.	0.020%	7/1/33	100,000	100,000	(i)(j)
New York — 0.9%
MTA, NY, Transportation Revenue, Subseries G-2, Refunding, LOC - TD Bank N.A.	0.030%	11/1/32	200,000	200,000	(i)(j)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	25

Schedule of investments (cont’d)

February 28, 2021

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York City, NY, GO:
Subordinated, Subseries I-4, LOC - TD Bank N.A.	0.010%	4/1/36	$800,000	$800,000	(i)(j)
Subseries D-4, LOC - TD Bank N.A.	0.010%	8/1/40	700,000	700,000	(i)(j)
Subseries E-5, LOC - TD Bank N.A.	0.010%	3/1/48	100,000	100,000	(i)(j)
Subseries G-6, LOC - Mizuho Bank Ltd.	0.010%	4/1/42	1,500,000	1,500,000	(i)(j)
Subseries G-7, LOC - Bank of Tokyo-Mitsubishi UFJ	0.010%	4/1/42	1,920,000	1,920,000	(i)(j)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution Fiscal 2008, Series BB-5, Refunding, SPA - Bank of America N.A.	0.010%	6/15/33	300,000	300,000	(i)(j)
Second General Resolution Fiscal 2014, Series AA-5, Refunding, SPA - Mizuho Bank Ltd.	0.010%	6/15/48	190,000	190,000	(i)(j)
Second General Resolution Fiscal 2016, Series AA-2, Refunding, SPA - PNC Bank N.A.	0.050%	6/15/48	100,000	100,000	(i)(j)
New York State Dormitory Authority Revenue, City University, Series D, LOC - TD Bank N.A.	0.030%	7/1/31	200,000	200,000	(i)(j)
New York State HFA Revenue:
East 39th Street, Series A, LIQ - FNMA, LOC - FNMA	0.050%	11/15/31	1,100,000	1,100,000	(c)(i)(j)
42nd & 10th Housing, Series A, LIQ - FHLMC	0.040%	11/1/41	300,000	300,000	(c)(i)(j)
363 West 30th Street, Series A, LIQ - FHLMC, LOC -FHLMC	0.070%	11/1/32	200,000	200,000	(c)(i)(j)
Total New York				7,610,000
Pennsylvania — 0.0%††
Philadelphia, PA, Authority for IDR, Gift of Life Donor Program Project, LOC - TD Bank N.A.	0.030%	12/1/34	100,000	100,000	(i)(j)
Texas — 0.2%
Gulf Coast, TX, IDA Revenue, ExxonMobil Project	0.010%	11/1/41	500,000	500,000	(i)(j)
Harris County, TX, Education Facilities Finance Corp. Revenue, Houston Methodist, Series B, Refunding	0.010%	12/1/59	1,300,000	1,300,000	(i)(j)
Total Texas				1,800,000
Utah — 0.1%
Utah County, UT, Hospital Revenue, IHC Health Services Inc., Series C, SPA - TD Bank N.A.	0.010%	5/15/58	800,000	800,000	(i)(j)

See Notes to Financial Statements.

26	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Virginia — 0.4%
Arlington County, VA, IDA Revenue, Westover Apartments, Series A, Refunding, LIQ - FHLMC	0.060%	8/1/47	$3,200,000	$3,200,000	(c)(i)(j)
Total Short-Term Investments (Cost — $22,089,106)				22,087,950
Total Investments — 99.0% (Cost — $839,748,649)				854,488,918
Other Assets in Excess of Liabilities — 1.0%				8,795,462
Total Net Assets — 100.0%				$863,284,380

††	Represents less than 0.1%.

(a)	Maturity date shown represents the mandatory tender date.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)	Bonds are generally escrowed to maturity by government securities and/or U.S. government agency securities.

(f)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.
(g)	Securities traded on a when-issued or delayed delivery basis.

(h)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(i)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(j)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	27

Schedule of investments (cont’d)

February 28, 2021

Western Asset Short Duration Municipal Income Fund

Abbreviation(s) used in this schedule:

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds

BAM	— Build America Mutual — Insured Bonds

BAN	— Bond Anticipation Notes

COP	— Certificates of Participation

DFA	— Development Finance Agency

EDA	— Economic Development Authority

FHLMC	— Federal Home Loan Mortgage Corporation

FNMA	— Federal National Mortgage Association

GO	— General Obligation

GTD	— Guaranteed

HEFA	— Health & Educational Facilities Authority

HFA	— Housing Finance Agency

IDA	— Industrial Development Authority

IDR	— Industrial Development Revenue

ISD	— Independent School District

LIBOR	— London Interbank Offered Rate

LIQ	— Liquidity Facility

LOC	— Letter of Credit

MFA	— Municipal Finance Authority

MTA	— Metropolitan Transportation Authority

NATL	— National Public Finance Guarantee Corporation — Insured Bonds

PCR	— Pollution Control Revenue

PEA	— Public Energy Authority

PFA	— Public Facilities Authority

PSF	— Permanent School Fund

Q-SBLF	— Qualified School Board Loan Fund

SIFMA	— Securities Industry and Financial Markets Association

SPA	— Standby Bond Purchase Agreement — Insured Bonds

TFA	— Transitional Finance Authority

See Notes to Financial Statements.

28	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

Statement of assets and liabilities

February 28, 2021

Assets:
Investments, at value (Cost — $839,748,649)	$854,488,918
Interest receivable	6,088,990
Receivable for securities sold	5,476,717
Receivable for Fund shares sold	1,322,187
Prepaid expenses	80,142
Total Assets	867,456,954

Liabilities:
Payable for Fund shares repurchased	3,019,295
Payable for securities purchased	678,544
Investment management fee payable	191,005
Service and/or distribution fees payable	99,180
Distributions payable	69,101
Trustees’ fees payable	1,750
Due to custodian	1,019
Accrued expenses	112,680
Total Liabilities	4,172,574
Total Net Assets	$863,284,380

Net Assets:
Par value (Note 7)	$1,671
Paid-in capital in excess of par value	860,157,268
Total distributable earnings (loss)	3,125,441
Total Net Assets	$863,284,380

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	29

Statement of assets and liabilities (cont’d)

February 28, 2021

Net Assets:
Class A	$359,284,531
Class A2	$2,321,008
Class C	$145,567,446
Class C2	$636,796
Class I	$349,548,658
Class IS	$5,925,941

Shares Outstanding:
Class A	69,528,255
Class A2	449,480
Class C	28,169,324
Class C2	123,211
Class I	67,662,440
Class IS	1,146,763

Net Asset Value:
Class A (and redemption price)	$5.17
Class A2 (and redemption price)	$5.16
Class C (and redemption price)	$5.17
Class C2 (and redemption price)	$5.17
Class I (and redemption price)	$5.17
Class IS (and redemption price)	$5.17

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.29
Class A2 (based on maximum initial sales charge of 2.25%)	$5.28

See Notes to Financial Statements.

30	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

Statement of operations

For the Year Ended February 28, 2021

Investment Income:
Interest	$15,604,860

Expenses:
Investment management fee (Note 2)	2,515,479
Service and/or distribution fees (Notes 2 and 5)	1,399,763
Transfer agent fees (Note 5)	552,039
Registration fees	115,204
Fund accounting fees	76,322
Audit and tax fees	51,428
Shareholder reports	31,778
Trustees’ fees	12,469
Insurance	10,693
Custody fees	10,225
Commitment fees (Note 8)	9,444
Legal fees	7,853
Interest expense	544
Miscellaneous expenses	19,162
Total Expenses	4,812,403
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(50,779)
Net Expenses	4,761,624
Net Investment Income	10,843,236

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(890,342)
Change in Net Unrealized Appreciation (Depreciation) From Investments	(2,696,072)
Net Loss on Investments	(3,586,414)
Increase in Net Assets From Operations	$7,256,822

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	31

Statements of changes in net assets

For the Year Ended February 28, 2021 and the Year Ended February 29, 2020	2021	2020

Operations:
Net investment income	$10,843,236	$14,489,237
Net realized gain (loss)	(890,342)	1,346,413
Change in net unrealized appreciation (depreciation)	(2,696,072)	16,662,304
Increase in Net Assets From Operations	7,256,822	32,497,954

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(10,635,195)	(14,462,654)
Decrease in Net Assets From Distributions to Shareholders	(10,635,195)	(14,462,654)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	330,248,083	353,853,453
Reinvestment of distributions	9,562,734	13,214,326
Cost of shares repurchased	(361,726,288)	(501,606,519)
Decrease in Net Assets From Fund Share Transactions	(21,915,471)	(134,538,740)
Decrease in Net Assets	(25,293,844)	(116,503,440)

Net Assets:
Beginning of year	888,578,224	1,005,081,664
End of year	$863,284,380	$888,578,224

See Notes to Financial Statements.

32	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2021	2020[2]	2019	2018	2017[3]	2016[4]

Net asset value, beginning of year	$5.18	$5.07	$5.07	$5.08	$5.11	$5.12

Income (loss) from operations:
Net investment income	0.07	0.08	0.07	0.06	0.02	0.05
Net realized and unrealized gain (loss)	(0.01)	0.11	0.00 [5]	(0.01)	(0.03)	(0.01)
Total income (loss) from operations	0.06	0.19	0.07	0.05	(0.01)	0.04

Less distributions from:
Net investment income	(0.07)	(0.08)	(0.07)	(0.06)	(0.02)	(0.05)
Total distributions	(0.07)	(0.08)	(0.07)	(0.06)	(0.02)	(0.05)

Net asset value, end of year	$5.17	$5.18	$5.07	$5.07	$5.08	$5.11
Total return[6]	1.10%	3.85%	1.47%	1.00%	(0.22)%	0.85%

Net assets, end of year (millions)	$359	$359	$217	$265	$306	$352

Ratios to average net assets:
Gross expenses	0.56%	0.62%	0.70%	0.68%	0.66%[7]	0.66%
Net expenses[8]	0.56 [9]	0.61 [9]	0.70	0.68	0.66 [7]	0.66
Net investment income	1.31	1.64	1.46	1.19	1.13 [7]	1.05

Portfolio turnover rate	50%	47%	40%	25%	10%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	For the period November 1, 2016 through February 28, 2017.

[4]	For the year ended October 31.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective August 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. Prior to August 13, 2019, the expense limitation was 0.75%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A2 Shares[1]	2021	2020[2]	2019	2018	2017[3]	2016[4]

Net asset value, beginning of year	$5.17	$5.07	$5.06	$5.08	$5.11	$5.13

Income (loss) from operations:
Net investment income	0.07	0.08	0.07	0.05	0.01	0.04
Net realized and unrealized gain (loss)	(0.02)	0.10	0.01	(0.02)	(0.03)	(0.02)
Total income (loss) from operations	0.05	0.18	0.08	0.03	(0.02)	0.02

Less distributions from:
Net investment income	(0.06)	(0.08)	(0.07)	(0.05)	(0.01)	(0.04)
Total distributions	(0.06)	(0.08)	(0.07)	(0.05)	(0.01)	(0.04)

Net asset value, end of year	$5.16	$5.17	$5.07	$5.06	$5.08	$5.11
Total return[5]	1.05%	3.54%	1.54%	0.53%	(0.31)%	0.46%

Net assets, end of year (000s)	$2,321	$2,213	$1,009	$919	$1,110	$1,255

Ratios to average net assets:
Gross expenses	0.60%	0.71%	0.84%	1.01%	0.97%[6]	0.87%
Net expenses[7]	0.60 [8]	0.71 [8]	0.84	0.95 [8]	0.95 [6,8]	0.87
Net investment income	1.27	1.54	1.34	0.92	0.85 [6]	0.85

Portfolio turnover rate	50%	47%	40%	25%	10%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	For the period November 1, 2016 through February 28, 2017.

[4]	For the year ended October 31.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective August 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. Prior to August 13, 2019, the expense limitation was 0.95%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2021	2020[2]	2019	2018	2017[3]	2016[4]

Net asset value, beginning of year	$5.18	$5.07	$5.07	$5.08	$5.11	$5.12

Income (loss) from operations:
Net investment income	0.05	0.07	0.06	0.04	0.01	0.04
Net realized and unrealized gain (loss)	(0.01)	0.11	0.00 [5]	(0.01)	(0.03)	(0.01)
Total income (loss) from operations	0.04	0.18	0.06	0.03	(0.02)	0.03

Less distributions from:
Net investment income	(0.05)	(0.07)	(0.06)	(0.04)	(0.01)	(0.04)
Total distributions	(0.05)	(0.07)	(0.06)	(0.04)	(0.01)	(0.04)

Net asset value, end of year	$5.17	$5.18	$5.07	$5.07	$5.08	$5.11
Total return[6]	0.76%	3.50%	1.13%	0.65%	(0.33)%	0.49%

Net assets, end of year (millions)	$146	$211	$464	$656	$906	$1,016

Ratios to average net assets:
Gross expenses	0.89%	0.98%	1.05%	1.03%	1.02%[7]	1.02%
Net expenses[8]	0.89 [9]	0.98 [9]	1.05	1.03 [9]	1.02 [7]	1.02
Net investment income	0.98	1.30	1.11	0.85	0.78 [7]	0.70

Portfolio turnover rate	50%	47%	40%	25%	10%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	For the period November 1, 2016 through February 28, 2017.

[4]	For the year ended October 31.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective August 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. Prior to August 13, 2019, the expense limitation was 1.10%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C2 Shares[1]	2021[2]

Net asset value, beginning of period	$5.16

Income from operations:
Net investment income	0.01
Net realized and unrealized gain[3]	0.01
Total income from operations	0.02

Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)

Net asset value, end of period	$5.17
Total return[4]	0.39%

Net assets, end of period (000s)	$637

Ratios to average net assets:
Gross expenses[5]	1.06%
Net expenses[5,6]	1.06
Net investment income[5]	0.60

Portfolio turnover rate[7]	50%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 2, 2020 (inception date) to February 28, 2021.

[3]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C2 shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[7]	For the year ended February 28, 2021.

See Notes to Financial Statements.

36	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2021	2020[2]	2019	2018	2017[3]	2016[4]

Net asset value, beginning of year	$5.17	$5.07	$5.07	$5.08	$5.11	$5.13

Income (loss) from operations:
Net investment income	0.07	0.09	0.08	0.07	0.02	0.06
Net realized and unrealized gain (loss)	(0.00) [5]	0.10	0.00 [5]	(0.01)	(0.03)	(0.02)
Total income (loss) from operations	0.07	0.19	0.08	0.06	(0.01)	0.04

Less distributions from:
Net investment income	(0.07)	(0.09)	(0.08)	(0.07)	(0.02)	(0.06)
Total distributions	(0.07)	(0.09)	(0.08)	(0.07)	(0.02)	(0.06)

Net asset value, end of year	$5.17	$5.17	$5.07	$5.07	$5.08	$5.11
Total return[6]	1.45%	3.80%	1.61%	1.11%	(0.19)%	0.73%

Net assets, end of year (millions)	$350	$311	$324	$390	$404	$419

Ratios to average net assets:
Gross expenses	0.42%	0.50%	0.57%	0.57%	0.60%[7]	0.59%
Net expenses[8]	0.40 [9]	0.48 [9]	0.57	0.57	0.60 [7,9]	0.59
Net investment income	1.45	1.78	1.59	1.30	1.20 [7]	1.13

Portfolio turnover rate	50%	47%	40%	25%	10%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	For the period November 1, 2016 through February 28, 2017.

[4]	For the year ended October 31.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective August 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. Prior to August 13, 2019, the expense limitation was 0.60%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class IS Shares[1]	2021	2020[2]	2019	2018[3]

Net asset value, beginning of year	$5.18	$5.08	$5.07	$5.11

Income (loss) from operations:
Net investment income	0.08	0.09	0.08	0.03
Net realized and unrealized gain (loss)	(0.01)	0.10	0.01	(0.04)
Total income (loss) from operations	0.07	0.19	0.09	(0.01)

Less distributions from:
Net investment income	(0.08)	(0.09)	(0.08)	(0.03)
Total distributions	(0.08)	(0.09)	(0.08)	(0.03)

Net asset value, end of year	$5.17	$5.18	$5.08	$5.07
Total return[4]	1.32%	3.85%	1.86%	(0.14)%

Net assets, end of year (000s)	$5,926	$5,114	$127	$3,162

Ratios to average net assets:
Gross expenses	0.34%	0.43%	0.49%	0.49%[5]
Net expenses[6]	0.34 [7]	0.40 [7]	0.49	0.49 [5]
Net investment income	1.52	1.86	1.59	1.43 [5]

Portfolio turnover rate	50%	47%	40%	25%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	For the period September 15, 2017 (inception date) to February 28, 2018.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective August 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.35%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. Prior to August 13, 2019, the expense limitation was 0.55%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	For the year ended February 28, 2018

See Notes to Financial Statements.

38	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration Municipal Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/ dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	39

Notes to financial statements (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

40	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Municipal Bonds	—	$826,858,111	—	$826,858,111
Collateralized Mortgage Obligations	—	5,542,857	—	5,542,857
Total Long-Term Investments	—	832,400,968	—	832,400,968
Short-Term Investments†	—	22,087,950	—	22,087,950
Total Investments	—	$854,488,918	—	$854,488,918

†	See Schedule of Investments for additional detailed categorizations.

(b) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(c) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	41

Notes to financial statements (cont’d)

intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. As of July 31, 2020, LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

42	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.30% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class C2, Class I and Class IS shares did not exceed 0.70%, 0.90%, 1.05%, 1.20%, 0.40% and 0.35%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

During the year ended February 28, 2021, fees waived and/or expenses reimbursed amounted to $50,779.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at February 28, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Class I
Expires February 28, 2023	$49,388
Total fee waivers/expense reimbursements subject to recapture	$49,388

For the year ended February 28, 2021, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 2.25% for Class A and Class A2 shares. In certain cases, Class A and Class A2 shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	43

Notes to financial statements (cont’d)

those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $250,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2021, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2
Sales charges	$251	$64
CDSCs	14,379	25

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended February 28, 2021, such purchase and sale transactions (excluding accrued interest) were $225,645,000 and $254,830,000, respectively.

3. Investments

During the year ended February 28, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$409,328,044
Sales	442,448,347

At February 28, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$839,511,605	$16,427,379	$(1,450,066)	$14,977,313

44	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

4. Derivative instruments and hedging activities

During the year ended February 28, 2021, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class C2 shares calculated at the annual rate of 0.15%, 0.15%, 0.50% and 0.65% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended February 28, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$534,770	$230,024
Class A2	3,715	2,757
Class C	860,752	92,067
Class C2[1]	526	51
Class I	—	227,228
Class IS	—	(88)
Total	$1,399,763	$552,039

[1]	For the period November 2, 2020 (inception date) to February 28, 2021.

For the year ended February 28, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$589
Class A2	4
Class C	322
Class C2[1]	—
Class I	49,856
Class IS	8
Total	$50,779

[1]	For the period November 2, 2020 (inception date) to February 28, 2021.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	45

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended February 28, 2021	Year Ended February 29, 2020
Net Investment Income:
Class A	$4,568,390	$5,048,345
Class A2	30,819	21,967
Class C	1,649,827	3,820,188
Class C2[1]	479	—
Class I	4,310,684	5,531,508
Class IS	74,996	40,646
Total	$10,635,195	$14,462,654

[1]	For the period November 2, 2020 (inception date) to February 28, 2021.

7. Shares of beneficial interest

At February 28, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended February 28, 2021		Year Ended February 29, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	18,153,048	$93,420,465	42,278,992	$216,578,939
Shares issued on reinvestment	793,938	4,075,372	867,586	4,453,270
Shares repurchased	(18,859,447)	(96,649,136)	(16,387,548)	(83,893,333)
Net increase	87,539	$846,701	26,759,030	$137,138,876
Class A2
Shares sold	314,697	$1,610,194	338,773	$1,736,080
Shares issued on reinvestment	6,015	30,819	4,255	21,837
Shares repurchased	(299,113)	(1,539,527)	(114,062)	(586,158)
Net increase	21,599	$101,486	228,966	$1,171,759
Class C
Shares sold	5,612,936	$28,904,832	6,586,737	$33,783,609
Shares issued on reinvestment	317,965	1,629,621	738,615	3,783,901
Shares repurchased	(18,470,339)	(94,651,467)	(57,984,682)	(296,547,414)
Net decrease	(12,539,438)	$(64,117,014)	(50,659,330)	$(258,979,904)

46	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

	Year Ended February 28, 2021				Year Ended February 29, 2020
	Shares		Amount		Shares	Amount
Class C2
Shares sold	123,155	[1]	$638,874	[1]	—	—
Shares issued on reinvestment	93	[1]	479	[1]	—	—
Shares repurchased	(37)	[1]	(188)	[1]	—	—
Net increase	123,211		$639,165		—	$—
Class I
Shares sold	39,369,840		$202,353,636		18,749,034	$96,128,192
Shares issued on reinvestment	730,609		3,751,447		958,541	4,914,672
Shares repurchased	(32,573,078)		(166,344,047)		(23,397,935)	(119,852,904)
Net increase (decrease)	7,527,371		$39,761,036		(3,690,360)	$(18,810,040)
Class IS
Shares sold	642,994		$3,320,082		1,097,301	$5,626,633
Shares issued on reinvestment	14,603		74,996		7,916	40,646
Shares repurchased	(498,687)		(2,541,923)		(142,310)	(726,710)
Net increase	158,910		$853,155		962,907	$4,940,569

[1]	For the period November 2, 2020 (inception date) to February 28, 2021.

8. Redemption facility

Effective February 5, 2021, the Fund’s redemption facility (the “Redemption Facility”) was terminated and the Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee. Under the Redemption Facility, the Fund had access to the aggregate amount of $485 million for the period November 16, 2020 to February 5, 2021 and $220 million prior to November 16, 2020, and the following terms were in effect: the annual commitment fee to maintain the Redemption Facility was 0.15% incurred on the unused portion of the facility and there was an annual upfront fee of 0.06% of the $485 million Redemption Facility; prior to November 16, 2020, there was no upfront fee. The aggregate commitment fees under the Global Credit Facility and Redemption Facility are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility nor the Redemption Facility during the year ended February 28, 2021.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	47

Notes to financial statements (cont’d)

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28 and February 29, respectively, was as follows:

	2021	2020
Distributions paid from:
Tax-exempt income	$10,635,195	$14,462,654

As of February 28, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed tax-exempt income — net	$1,091,456
Deferred capital losses*	(12,931,709)
Other book/tax temporary differences(a)	(11,619)
Unrealized appreciation (depreciation)(b)	14,977,313
Total distributable earnings (loss) — net	$3,125,441

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax accretion methods for market discount on fixed income securities.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (the “ASU”). The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s

48	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. In December 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to extend publication of certain U.S. dollar LIBOR settings (overnight and one-, three-, six- and twelve-month U.S. dollar LIBOR) to the end of June 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Western Asset Short Duration Municipal Income Fund 2021 Annual Report	49

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Short Duration Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Short Duration Municipal Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights of (i) Class A, Class A2, Class C, and Class I shares for each of the four years in the period ended February 28, 2021, (ii) Class C2 shares for the period November 2, 2020 (inception date) through February 28, 2021, and (iii) Class IS shares for each of the three years in the period ended February 28, 2021 and for the period September 15, 2017 (inception date) through February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights of (i) Class A, Class A2, Class C, and Class I shares for each of the four years in the period ended February 28, 2021, (ii) Class C2 shares for the period November 2, 2020 (inception date) through February 28, 2021, and (iii) Class IS shares for each of the three years in the period ended February 28, 2021 and for the period September 15, 2017 (inception date) through February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 28, 2017 and the financial highlights for each of the periods ended on or prior to February 28, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 18, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 20, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

50	Western Asset Short Duration Municipal Income Fund 2021 Annual Report

Statement regarding liquidity risk management program
(unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Western Asset Short Duration Municipal Income Fund	51

Statement regarding liquidity risk management program

(unaudited) (cont’d)

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

52	Western Asset Short Duration Municipal Income Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration Municipal Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)

Number of funds in fund complex overseen by Trustee[3]	57

Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 1998

Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee

Number of funds in fund complex overseen by Trustee[3]	57

Other Trusteeships held by Trustee during the past five years	None

Western Asset Short Duration Municipal Income Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees†

Susan B. Kerley

Year of birth	1951

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]

Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)

Number of funds in fund complex overseen by Trustee[3]	57

Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

54	Western Asset Short Duration Municipal Income Fund

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946

Position(s) with Fund	Trustee and Chairman of the Board

Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)

Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)

Number of funds in fund complex overseen by Trustee[3]	57

Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)

Number of funds in fund complex overseen by Trustee[3]	57

Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2019

Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)

Number of funds in fund complex overseen by Trustee[3]	57

Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Western Asset Short Duration Municipal Income Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)

Number of funds in fund complex overseen by Trustee[3]	57

Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]
Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	145

Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951

Position(s) with Fund	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

56	Western Asset Short Duration Municipal Income Fund

Additional Officers (cont’d)

Susan Kerr

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949

Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer

Term of office[1] and length of time served[2]	Since 2013

Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey

Franklin Templeton

100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978

Position(s) with Fund	Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2015

Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira*

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971

Position(s) with Fund	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2020

Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Short Duration Municipal Income Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962

Position(s) with Fund	Senior Vice President

Term of office[1] and length of time served[2]	Since 2020

Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974

Position(s) with Fund	Treasurer and Principal Financial Officer

Term of office[1] and length of time served[2]	Since 2019

Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951

Position(s) with Fund	Senior Vice President

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

58	Western Asset Short Duration Municipal Income Fund

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Short Duration Municipal Income Fund	59

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended February 28, 2021 qualify as tax-exempt interest dividends for Federal income tax purposes.

60	Western Asset Short Duration Municipal Income Fund

Western Asset

Short Duration Municipal Income Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered

public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Short Duration Municipal Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration Municipal Income Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration Municipal Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02866 4/21 SR21-4124

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 29, 2020 and February 28, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $190,121 in February 29, 2020 and $183,723 in February 28, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 29, 2020 and $0 in February 28, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in February 29, 2020 and $0 in February 28, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in February 29, 2020 and $0 in February 28, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 29, 2020 and February 28, 2021; Tax Fees were 100% and 100% for February 29, 2020 and February 28, 2021; and Other Fees were 100% and 100% for February 29, 2020 and February 28, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $582,301 in February 29, 2020 and $773,011 in February 28, 2021.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included	herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto. Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit  99.CERT

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 26, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	April 26, 2021